UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                            FORM 8-K
                          CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                   OF THE  SECURITIES  EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  August 28, 1998



                                      WARRANTECH CORPORATION
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                        (Exact name of registrant as specified in its charter)

_____Delaware____                ____0-13084____              ___13-3178732____
(State or other juris-         (Commission File Number)           (IRS Employer
diction of incorporation)                                   Identification No.)

                    300 Atlantic Street, Stamford, Connecticut      ___06901___
                     (Address of Principal Executive Offices)       (Zip Code)

Registrant's  telephone  number,  including area code (203) 975-1100

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Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants.

     (i) On August 28, 1998, upon consultation with the Audit Committee of the Board of Directors, Warrantech Corporation (the "Registrant") replaced PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent accountants.

     (ii) The reports of PricewaterhouseCoopers on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The Board of Directors of the Registrant participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through August 28, 1998, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) The Registrant requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated , 1998, is filed as an Exhibit to this Form 8-K.

(b) New Independent Accountants.

     (i) The Registrant simultaneously engaged Ernst & Young, LLP as its new independent accountants for the current fiscal year.

     (ii) Other than as described above, the Registrant has not consulted with Ernst & Young, LLP on (A) applications of accounting principles to a specified transaction, either completed or proposed, (B) the type of auditing opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Ernst & Young concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or (C) any matter that was either the subject of a disagreement or a reportable event as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v).

Item 7.  Financial Statements and Exhibits.

     Exhibit  1.  Letter  from   PricewaterhouseCoopers   regarding   change  in
independent accountant.

                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        WARRANTECH CORPORATION



Date:  September 3, 1998                               By: /s/ Joel San Antonio
                                                           --------------------
                                                              Joel San Antonio
                                                        Chief Executive Officer


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Exhibit  1.

                              PricewaterhouseCoopers LLP

                                                       August 31, 1998


Securities and Exchange Commission
450 Fifth Street
Washington, D.C.  20549

Gentlemen:

     We have read the statements made by Warrantech Corporation (copy attached), which we expect will be filed with the Commission, pursuant to Item 4 of the Company's Form 8-K report dated August 28, 1998. We agree with the statements concerning our Firm in such Form 8-K.

                                   Very truly yours,

                                   /s/ PricewaterhouseCoopers LLP
                                   ---------------------------------
                                   PricewaterhouseCoopers LLP

Enclosure